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                       HARTFORD LIFE INSURANCE COMPANY
             CRC-REGISTERED TRADEMARK- (COMPOUND RATE CONTRACT)



SUPPLEMENT DATED DECEMBER 20, 1995 TO THE HARTFORD LIFE INSURANCE COMPANY CRC-REGISTERED TRADEMARK- (COMPOUND RATE CONTRACT) PROSPECTUS DATED MAY 1, 1995



The subsection of the prospectus entitled "The Company" is amended as follows:


Effective October 20, 1995, Hartford Life Insurance Company has an A+ (superior) rating from A.M. Best and Company, Inc. on the basis of its financial soundness and operating performance.


Effective December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation and is no longer a subsidiary of ITT Corporation.




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